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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -----------------------

         Date of Report (Date of earliest event reported): April 5, 1999

                         General Instrument Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-12925                  36-4134221
(State of incorporation)    (Commission File Number)         (IRS Employer
                                                           Identification No.)

101 Tournament Drive, Horsham, Pennsylvania                       19044
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (215) 323-1000.


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Item 5.   Other Events.

     On April 5, 1999, General Instrument Corporation, a Delaware corporation (the "Company"), issued a press release announcing the signing of a definitive agreement to repurchase 5.3 million shares of Company common stock from two partnerships affiliated with Forstmann Little & Co. The Stock Disposition Agreement is filed as Exhibit 10.1 hereto and the press release is filed as Exhibit 99.1 hereto.

     The transaction was completed on April 5, 1999.

Item 7.   Financial Statements and Exhibits.

Exhibit   Description
-------   -----------

 10.1 Stock Disposition Agreement, dated as of April 2, 1999, among General Instrument Corporation, Instrument Partners and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership - IV.

 99.1     Press Release issued April 5, 1999









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL INSTRUMENT CORPORATION

                                     (Registrant)

                                     By: /s/ Robert A. Scott
                                         ------------------------------------
                                         Robert A. Scott
                                         Senior Vice President, General Counsel
                                         and Secretary

Date:  April 5, 1999












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